AGREEMENT

Dated November , 2005

The parties to this agreement are Level 8 Systems, Inc. (the “Company”) and Liraz Systems Ltd. (“Liraz”).

Pursuant to a guaranty agreement between Liraz and Bank Hapoalim B.M. (the “Bank”), Liraz has guaranteed certain obligations of the Company under the Company’s promissory note (the “Note”) dated September 28, 2001, in favor of the Bank, which is due and payable on or about November 03, 2005 (the “Guaranty”). The outstanding principal amount of the Note is $1,971,000.

The parties wish to enter into an agreement with respect to, among other things, (a) the extension of the maturity of the Note, by amendment, renewal, replacement, or otherwise, from November 03, 2005 to November 15, 2006, and the related extension of the Guaranty, (b) the loan by Liraz to the Company of $43,000 pursuant to a promissory note in the form of exhibit A (the “$43,000 Note”), and (c) the agreement by the Company to repay $100,000 aggregate principal amount of the Note pursuant to the irrevocable instruction letter in the form of exhibit B (the “Irrevocable Instruction Letter”).

Accordingly, the parties agree as follows:

        1. Extension of Maturity, Issuance and Registration of Shares
(a) The Company and Liraz shall cooperate with each other with a view to causing the Bank, as promptly as practicable, to extend the maturity of the Note from November 03, 2005 to November 15, 2006. In that connection, Liraz shall take such action, and execute and deliver to the Bank such documents, as the Bank may reasonably require to insure that the Guaranty remain in effect through November 15, 2006. As long as Liraz has any liability or obligation to the Bank under the Guaranty, and, except for the extension of the maturity of the Note contemplated by this section, the Company shall not, directly or indirectly, modify, amend, or otherwise change the terms of the Note or the Company’s or its subsidiaries’ liabilities or obligations to the Bank, without the prior written consent of Liraz.

(b)  As promptly as practicable after the execution and delivery of this agreement (but in no event later than, and as a condition of, the execution and delivery of all the documents necessary to extend the maturity of the Note and cause the Guaranty to remain in effect through November 15, 2006), the Company shall issue to Liraz (i) 2,400,000fully paid and nonassessable shares of the Company’s common stock, free and clear of any adverse claim (the date on which the Company is required to issue such shares to Liraz, the “Guaranty Extension Date”), and (ii) a warrant to purchase shares of the Company’s common stock in the form of exhibit C.

2. Loan of $43,000; Use of Proceeds; Letter of Instruction.  Simultaneously with the execution and delivery of this agreement, (a) Liraz is transferring to the Company $43,000, (b) the Company is issuing to Liraz the $43,000 Note, (c) the Company is transferring $43,000 to the Bank in full satisfaction of all interest currently due and payable under the Note, and (d) the Company is executing and delivering to Bank of America, N.A. (the “Depository”) the Letter of Instruction. The Company shall maintain deposits at the Depository sufficient to perform all its obligations under the $43,000 Note and to enable the Depository to carry out all the instructions in the Letter of Instruction. The Company acknowledges that Liraz is an intended beneficiary of the Letter of Instruction. The Company represents and warrants to Liraz that the Depository is the primary bank or other financial institution at which the Company maintains a checking account or holds deposits. Until $100,000 shall have been paid to the Bank pursuant to the Letter of Instruction, the Company shall not amend, withdraw, or terminate, or otherwise permit to become ineffective, the Letter of Instruction, and shall not maintain a checking, deposit, or similar account in any bank or other financial institution (other than the Depository) unless it so notifies Liraz at least two weeks in advance of any change in financial institution, and enters into a Letter of Instruction substantially the same as the Letter of Instruction referred to above, which Letter of Instruction is reasonably satisfactory to Liraz.

3. Repayment Obligations. The Company hereby acknowledges and confirms to Liraz that (i) it is required to prepay the indebtedness under the Note immediately upon the consummation of a financing by it or any of its direct or indirect subsidiaries, to the extent of 10% of any net proceeds of any such financing in accordance with exhibit 6.1.1 of the asset purchase agreement dated August 8, 2001 between the Company and BluePhoenix Solutions Ltd. (“BluePhoenix”) (the “APA”), (ii) it shall not, and it shall not permit any of its direct or indirect subsidiaries to, consummate any such financing, if the related prepayment of the indebtedness under the Note in accordance with the immediately preceding sentence does not occur simultaneously with the consummation of the financing, and (iii) the liabilities and obligations referred to in (i) and (ii) above are in addition to the liabilities and obligations of the Company under the Irrevocable Instruction Letter (for the avoidance of doubt, it is understood and agreed that (A) the satisfaction or discharge of any liability or obligation under the Irrevocable Instruction Letter shall not satisfy or discharge any liability or obligation referred to in (i) or (ii) above, and (B) the discharge or satisfaction of any liability or obligation under (i) or (ii) above shall not satisfy or discharge any liability or obligation under the Irrevocable Instruction Letter.

        4. Registration.    The Company shall cause all shares required to be issued pursuant to section 1 and issuable pursuant to the warrant referred to in section 1 to be registered under a registration statement on Form S-4/A to be filed with the Securities and Exchange Commission as promptly as practicable, but in no event later than December 31, 2005, and shall use its best efforts to cause such registration statement to become effective as soon as practicable, and to remain effective and current, until (a) all the certificates evidencing the unsold shares covered by the registration statement cease to bear any restrictive legends, (b) no such shares are subject to any stop transfer orders, and (c) all the unsold shares covered by the registration statement may be sold publicly without registration under the Securities Act of 1933 (without limitation as to volume in any period) (such date, the “Termination Date”). Except as otherwise provided in this section 4, the provisions of the registration rights agreement among the Company and the Purchasers named therein dated October 15, 2003 shall be applicable to the shares required to be registered pursuant to this section 4, mutatis mutandis.

Notwithstanding anything to the contrary in this section 4, if the Company is or becomes a party to any agreement with any other person or entity respecting registration of shares under Securities Act of 1933, which agreement contains provisions entitling such other person or entity to rights not otherwise provided to Liraz under this section 4, this section 4 shall be deemed amended to the extent necessary to provide Liraz such additional rights (but without adversely affecting the rights otherwise provided under this section 4.

5. Co-Lender Agreement and Intellectual Property Security Agreement. The Company acknowledges and confirms to Liraz that (a) in connection with the execution and delivery of the 2004 Extension Agreement, the Company orally undertook to cause all the holders of the New Securities (as defined in the 2004 Extension Agreement) to execute and deliver a co-lender agreement in the form of exhibit [D] to replace the co-lender agreement that had been executed and delivered by all such holders (other than Liraz), and (b) the Company did not perform that undertaking. The Company hereby agrees that, prior to the Guarantee Extension Date, it shall perform that undertaking and provide Liraz copies of documents evidencing the performance of that undertaking.

6. Release. The Company, on its own behalf and on behalf of each of its subsidiaries and controlled affiliates, hereby releases, acquits, and forever discharges Liraz and its affiliates, agents, representatives, officers, directors, and employees, whether in their individual or representative capacities, and their successors and assigns from, and acknowledge the full accord and satisfaction of, any and all claims, accounts, debts, obligations, demands, damages, actions, or suits of whatever nature, whether in contract, tort, or otherwise, now accrued known or unknown, arising out of any and all transactions and occurrences up to and including the execution and delivery of this agreement; provided, however, that this release shall not release Liraz [or any of its affiliates] from any obligations [not in default immediately before the execution and delivery of this agreement and required to be performed by any of them on or after the date of this agreement] pursuant to [the APA, the bill of sale and assignment and assumption agreement dated October 1, 2001 among the Company, Level 8 Technologies, Inc. and BluePhoenix, the sublease dated October 1, 2001 between the Company and BluePhoenix, insofar as it relates to the premises in Cary, North Carolina, or] this agreement.

7. Remedy. If the Company fails to perform any of its obligations under this agreement, Liraz may, at its option, by notice given to the Company, terminate any or all of its obligations to perform further under this agreement, without any liability therefor.

8. Miscellaneous

(a) Further Assurances. Each party shall, without further consideration, take such action and execute and deliver such documents as any other party reasonably requests to carry out this agreement.

(b)  Expenses. Each party shall bear its own expenses in connection with the negotiation and preparation of this agreement and all duties and obligations required to be performed by it under this agreement.

(c) Governing Law. This agreement shall be governed by and construed in accordance with the law of the state of New York, without giving effect to its conflict of law principles.

(d) Headings. The section headings of this agreement are for reference purposes only, and are to be given no effect in the construction or interpretation of this agreement.

(e) Notices. All notices and other communications under this agreement shall be in writing and may be given by any of the following methods: (i) personal delivery; (ii) facsimile transmission; (iii) registered or certified mail, postage prepaid, return receipt requested; or (iv) overnight delivery service. Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this section 8(e)):

                                                        (y) if to the Company, to it at:

                                                        8000 Regency Parkway
                                                        Cary, North Carolina 27511
                                                        Attention: Mr. John Broderick

                                                        With a copy to:

                                                        Golenbock, Eiseman, Assor, Bell and Peskoe, LLP
        437 Madison Avenue
        New York, NY 10022
        Attention: Lawrence Bell, Esq.

                (z) if to Liraz, to it at:

                                                      8 Maskit Street
               P.O. Box 2062
               Herzlia 46120
               Israel
                                                      Attention: Chief Financial Officer

                                                      with a copy to:

                                                      Law Office of Edward W. Kerson
                                                      80 University Place, Third Floor
                                                      New York, New York 10003-4564

All such notices and communications shall be deemed received upon (v) actual receipt by the addressee, (vi) actual delivery to the appropriate address, or (vii) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

(f) Separability. The invalidity of unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, which shall remain in full force and effect.

(g)  Waiver. Any party may waive compliance by the others with any provision of this agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing and signed by the waiving party.

(h) Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) Arbitration. Any dispute or controversy arising under or in connection with this agreement shall be settled exclusively by arbitration to be held in the City of New York before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. As part of his award, the arbitrator shall make a fair allocation between the parties of the fee and expenses of the American Arbitration Association and the cost of any transcript, taking into account the merits of the parties’ claims and defenses. Judgment may be entered on the arbitrator’s award in any court having jurisdiction, and the parties irrevocably consent to the jurisdiction of the New York courts for that purpose. The parties waive personal service in connection with any such arbitration; any process or other papers under this provision may be served outside the state of New York by at least 10 days’ written notice given in accordance with section 8(e). The arbitrator may grant injunctive or other relief.

(j)	Entire Agreement. This agreement is a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes all previous agreements and understandings between the parties with respect to those matters, and cannot be changed or terminated orally.

                                                                              LEVEL 8 SYSTEMS, INC.

By:_____________________________

LIRAZ SYSTEMS LTD.

By:_____________________________

EXHIBIT A

PROMISSORY NOTE

$43,000.00
New York, New York                                                                                            December , 2005

FOR VALUE RECEIVED, the undersigned, Level 8 Systems, Inc., a Delaware corporation (the "Maker"), hereby promises to pay, in lawful money of the United States of America, to the order of Liraz Systems Ltd. (the "Payee"), the principal sum of $43,000.00, at such address as the holder of this promissory note and security agreement (this “Note”) may specify from time to time by notice given to the Maker at 8000 Regency Parkway, Cary, North Carolina 27511, Attention: Mr. John Broderick (the “Maker’s Address”). The Maker agrees to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the outstanding principal amount of this Note at a rate of 10% per annum until the principal shall have become due and payable, and thereafter to pay interest (so computed) at a rate 2% per annum greater than said rate on any overdue principal and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. The Maker agrees to pay $10,000 of principal on December 15, 2005, and $10,000 of principal on each of January 3, 2006 and February 1, 2006, and a final payment of $13,000 on March 1, 2006 (each such date, a “Required Payment Date”). Accrued and unpaid interest on the unpaid principal amount hereof shall be payable on each Required Payment Date.

Notwithstanding any provision to the contrary in this Note, the principal and accrued and unpaid interest on the unpaid principal amount hereunder shall be prepaid to the extent of the proceeds (net of reasonable transaction expenses and related taxes, and net of any other amounts payable pursuant to the agreement dated the date of this Note between the Maker and the Payee (the “Guaranty Extension Agreement”) and any amounts payable in accordance with section 3 of the Guaranty Extension Agreement) from any and all financings and the sale of any and all assets by the Maker after the date of this Note, other than sales of assets in the ordinary course of business and other than any monies received under Convertible Bridge Financing prior to December 31, 2005 and consistent with past practice (any such financing or sale, a “Mandatory Prepayment Event”). Principal, or any portion thereof, may be prepaid at any time without penalty, but with accrued and unpaid interest to the date of prepayment. All payments shall be applied first to accrued and unpaid interest and thereafter to principal.

Notwithstanding any provision to the contrary in this Note, the entire principal sum of this Note, and all accrued and unpaid interest, shall immediately become due and payable (without demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest, or any other notice, all of which are hereby expressly waived by the Maker) upon the occurrence of any of the following (any such occurrence, a “Default”):

(a)	the default by the Maker of any payment or other obligation under this Note; or

(b)	the failure by the Maker to furnish the Payee written notice that a Mandatory Prepayment Event has occurred, which failure continues uncured for a period of two business days; or

(c)
the breach by the Maker, after the date of this Note, of any covenant in the Guaranty Extension Agreement, which breach is not cured within two business days after the Maker first has actual knowledge of the breach; or

     (d)  the entry of an order, judgment, or decree by a court of competent jurisdiction for relief in respect of the Maker under any applicable federal or state bankruptcy or reorganization law or other similar law, and the continuance of any such order, judgment, or decree unstayed, unbonded, and in effect for a period of 30 consecutive days, or (ii) the Maker shall file a petition or an answer or consent seeking relief under any applicable federal or state bankruptcy or reorganization law or other similar law, or the consent by the Maker to the filing of any such petition or to the appointment of or taking possession by a trustee, custodian, or other similar official of the Maker or any substantial part of its assets, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of action by the Maker in furtherance of any such action.

If the Maker fails to make any payment of principal of, or interest on, this Note in accordance with the preceding provisions of this Note, the Company shall issue to the Payee, as promptly as practicable, a number of shares of the Company’s fully paid and nonassessable shares of common stock equal to the product of 100 and the then unpaid balance under this Note. Nothing in this paragraph is intended to, or shall, affect the Maker’s obligations, or the Payee’s rights, under this Note, including, without limitation, the obligation of the Maker to pay principal of, and interest on, this Note in accordance with the preceding provisions of this Note.

Failure or delay of the Payee to assert any right or remedy herein shall not be deemed a waiver of such right or remedy or of any other right hereunder. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion. No single, partial, or other exercise of any right or remedy by the Payee shall preclude any other or future exercise thereof. No waiver by the Payee will be effective, unless it is in writing and signed by the Payee.

This Note may not be changed or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

If at any time this transaction would be usurious under applicable law, then, regardless of any provision in this Note to the contrary, it is agreed that the total of all consideration that constitutes interest under applicable law that is contracted for, charged, or received upon this Note shall under no circumstances exceed the maximum rate of interest allowed by applicable law now or hereafter in effect, and any excess theretofore paid shall be credited on this Note by the holder hereof or refunded to the Maker, if this Note has been paid.

The remedies provided for herein shall be in addition to all other remedies existing, in the Payee's favor, under the applicable law (including equity) of any jurisdiction.

This Note and the legality, validity, and performance of the terms hereof shall be governed by and enforced, determined, and construed in accordance with the internal laws of the State of New York applicable to commercial contracts, transactions, and obligations entered into, and to be performed in, New York, and without giving effect to the conflict of laws principles thereof.

The Maker hereby irrevocably submits to the jurisdiction of the Supreme Court of the State of New York, New York County, in connection with any claim or controversy under this Note.

The Maker hereby agrees to be bound by any expedited process or procedure in effect from time to time under New York law for the enforcement by the Payee of his rights under this Note.

This Note shall be binding upon the Maker and the Maker's successors, and assigns.

The Maker shall pay all costs of collection (including reasonable counsel fees and disbursements), if default is made in payment of this Note, and, in addition, shall reimburse the Payee for all costs and expenses in connection with the preparation and negotiation of this Note.

Any notice under this Note shall be in writing and shall be considered given when mailed by registered mail, return receipt requested, as follows: if to the Maker, to it at the Maker’s Address (or at such other address as the Maker may specify by notice given to the Payee from time to time); and, if to the Payee, to it at 8 Maskit Street, P.O. Box 2062, Herzlia 46120, Israel, Attention: Chief Financial Officer..

The Maker acknowledges that, except as set forth in this Note, neither the Maker nor the Payee has entered into any agreement with the other with respect to the subject matter of this Note.

LEVEL 8 SYSTEMS, INC.

By: _______________________________

EXHIBIT B

Standing Instructions

Bank of America
525 North Tryon Street
Charlotte, NC 28255

Re: Account No. 000691520436

Gentlemen:

The undersigned hereby instructs you to pay $10,000.00 on the first business day of each of the next 10 calendar months, commencing on April 1, 2006, to Bank Hapoalim B.M., by wire transfer as follows:

Bank Hapoalim B.M
Plaza Branch
1177 Ave of the Americas
New York, NY 10036
ABA:    026008866
Bank Account:   01-057827

These instructions shall remain in effect, until rescinded by a joint written instruction from the undersigned and Liraz Systems Ltd.

The undersigned agrees that Bank of America, N.A. (the “Bank”) shall not be liable for any action taken or omitted in good faith by any of its employees or agents with regard to these instructions. The undersigned also agrees to indemnify and hold the Bank harmless from and against all claims, liabilities, losses, damages, costs and expenses, including attorneys’ fees, arising out of or relating to actions or omissions in good faith of the Bank, its employees, or agents with regard to these instructions.

Level 8 Systems, Inc.

By: ___________________________

Date: December 1 , 2005

Bank of America

By: ___________________________

Date: December , 2005